UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 2021

ATN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center

Beverly, MA 01915

(Address of principal executive offices and zip code)

(978) 619-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ATNI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Receivables Credit Agreement

On December 29, 2021 (the “Amendment Date”), ATN International, Inc., a Delaware corporation (the “Company”), Commnet Wireless, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Commnet Wireless”), and Commnet Finance, LLC, a Delaware limited liability company and a wholly owned subsidiary of Commnet Wireless (“Commnet Finance”), entered into an Amendment and Confirmation Agreement with CoBank, ACB (“CoBank”), as Administrative Agent, Lead Arranger and Sole Bookrunner, and the Lenders party thereto (the “Receivables Credit Agreement Amendment”).

The Receivables Credit Agreement Amendment amends the Credit Agreement, dated as of March 26, 2020 between Commnet Wireless, Commnet Finance, the Company, and CoBank (the “Receivables Credit Agreement”) to, among other things, extend the draw period under the delayed draw term loan to December 31, 2022. The Receivables Credit Agreement Amendment also restricts the Company from entering into any loans accruing at the London Interbank Offered Rate (“LIBOR”) and increases the interest on loans advanced after the Amendment Date to a rate based on (i) a base rate plus 1.75% or (ii) a fixed annual interest rate to be quoted by CoBank in its sole and absolute discretion.

 The foregoing description is only a summary of the provisions of the Receivables Credit Agreement Amendment and is qualified in its entirety by the terms of the Receivables Credit Agreement Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Amendment and Confirmation Agreement, dated as of December 29, 2021, among Commnet Finance, LLC, as Borrower, Commnet Wireless, LLC, as Originator and Servicer, ATN International, Inc., as Limited Guarantor, CoBank, ACB, as Administrative Agent, Lead Arranger, and Sole Bookrunner, and the Lenders party thereto.

104	Cover page formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATN INTERNATIONAL, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: January 4, 2022